SECURITIES EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  Reported)  May  23,  2002
                                                         --------------

                            PETROMINERALS CORPORATION
                            -------------------------
                    (Exact  Name  of  Registrant)

                                STATE OF DELAWARE
                                -----------------
                            (State of  Incorporation)

     1-6336                                            NO.  95-2573652
     ------                                            ---------------
(Commission  File Number)                    ( I. R. S. Employer Identification)

27241 BURBANK FOOTHILL RANCH                    92610-2500
----------------------------                    ----------
(Address of Principal Executive Offices)        (Zip Code)

(626) 284-8842
--------------
(Registrant's Telephone Number, Including Area Code)


(Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES  IN  CONTROL  OF  REGISTRANT
---------------------------------------------

      N/A

ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
-------------------------------------------------

     Petrominerals Corporation announces the signing of a Purchase Agreement to purchase eighty percent (80%) of the outstanding interest of Hero Nutritional Products, LLC. a California limited liability company.

ITEM 3.  BANKRUPTCY  OR  RECEIVERSHIP
-------------------------------------
     N/A

ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
----------------------------------------------------------

     N/A

ITEM 5.  OTHER  EVENTS
----------------------

     As a result of reserving for certain EPA liabilities, the Company is no longer in compliance with the Nasdaq Small Cap minimum equity standard of $2.0 million and is subject to delisting upon further review by a Nasdaq Listing Qualification Hearing Panel ("Hearing Panel").
(See press release dated April 9, 2002)

     On May 23, 2002, the Company's representatives appeared before the Hearing Panel to request additional time to complete an existing acquisition, (See ITEM
                                                                           ----
2.   ACQUISITION OR DISPOSITION OF ASSETS).  Upon completion of the acquisition,
-------------------------------------------
the Company will again meet the Nasdaq minimum shareholder equity requirement. The presentation included supporting documentation and testimony on the Company's ability to sustain long term compliance with the Nasdaq listing requirements.

     A decision by the Hearing Panel is anticipated in the near future.

ITEM 6  RESIGNATION  OF  REGISTRANT'S  DIRECTORS
------------------------------------------------

     N/A

ITEM 7  FINANCIAL  STATEMENTS  AND  EXHIBITS
--------------------------------------------

   (a)  N/A

        N/A

   (b)  Exhibits

        Press  release  Dated  May  30,  2002

ITEM 8.  CHANGE  IN  FISCAL  YEAR
---------------------------------

        N/A

ITEM 9.  SALES  OF  EQUITY  SECURITIES  PURSUANT  TO  REGULATION  S
-------------------------------------------------------------------

        N/A


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                     PETROMINERALS CORPORATION


Dated: May 30, 2002                  /s/  Morris V. Hodges
                                          ----------------
                                          Morris V. Hodges
                                          President


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
                            Petrominerals Corporation
                                  27241 Burbank
                      Foothill Ranch, California 92610-2500
                   Telephone (949) 588-2645 Fax (949) 588-2647

For Immediate Release

PETROMINERALS ANNOUNCES THE SIGNING OF A PURCHASE AGREEMENT
Foothill Ranch, CA, May 30, 2002 - Petrominerals Corporation (NASDAQ: PTRO)

Petrominerals Corporation announces that it has signed an agreement to purchase eighty percent (80%) of the outstanding interest of Hero Nutritional Products, LLC, a California limited liability company.

Hero Nutritional Products, LLC. is a leader in the children's vitamins and minerals market nationally and their "Yummi Bears" product is currently ranked number one in sales for the 52 week period ending December 31, 2001. Sales for the last two years have exceeded three and one-half million dollars ($3,500,000).

"Even though the this acquisition may reflect a divergence from our traditional business in the oil industry, it is clear that because of our size and limited resources, we have been unable to maintain the oil business as the material part of the company's business. Accordingly, as this opportunity presented strong current income as well as development potential, it was very much in keeping with our strategic plan for growth of the company," said Morris V. Hodges, President of Petrominerals

On April 9, 2002, the Company announced that as a result of reserving for certain EPA liabilities, the Company was no longer in compliance with the Nasdaq Small Cap minimum equity standard of $2.0 million and was subject to delisting and that the Company had requested review by a Nasdaq Listing Qualification Hearing Panel ("Hearing Panel").


On May 23, 2002, the Company's representatives appeared before the Hearing Panel to request additional time to complete the Hero Nutritional Products, LLC. Upon completion of the acquisition, the Company will again meet the Nasdaq minimum shareholder equity requirement. The presentation included supporting documentation and testimony on the Company's ability to sustain long term compliance with the Nasdaq listing requirements.

A decision by the Hearing Panel is anticipated in the near future.

Contact:     Petrominerals  Corporation,  Morris  V.  Hodges,  President
Phone:  (949)588-2645  Fax:  (949)588-2647

This  press  release includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release, including without limitation, business strategies, estimated reserves and production volumes, plans and objectives of management of the Company for future operations, and capital expenditures are forward-looking statements. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurances that such assumptions will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") and projections include volatility in oil and gas prices, operating risks, the risks associated with reserve replacement, competition from other companies and other factors set forth in the Company's Annual Report on Form lO-K filed with the SEC and incorporated herein. All subsequent written and oral forward-looking statements and projections attributable to the Company or to persons acting on its behalf are expressly qualified by the Cautionary Statements.


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